UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2004

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                    (858) 552-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                                 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)            On December 7, 2004, Quidel Corporation (the “Company”) filed a press release announcing the appointment of Thomas D. Brown to the Company’s board of directors, thereby increasing the size of the board to seven.  Mr. Brown does not currently serve on any committees of the Company’s board, although in the future he may be appointed to serve on one or more committees.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(c)                                  Exhibits:

The following exhibits are filed with this current report on Form 8-K:

Exhibit Number                               Description of Exhibit

99.1                                                                                                                              Press release, dated December 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  December 13, 2004

QUIDEL CORPORATION

By:	/s/ Paul E. Landers
Name:	Paul E. Landers
Its:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated December 13, 2004.